UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 8, 2006 (November 2, 2006)

Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20488	23-2491707
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
840 Crescent Centre Drive, Suite 460, Franklin, Tennessee 37067
(Address of Principal Executive Offices)
(615) 312-5700
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURES

Item 1.01. Entry into a Material Definitive Agreement.
     On November 2, 2006, the Board of Directors (the “Board”) of Psychiatric Solutions, Inc. (the “Company”) approved the recommendation of the Compensation Committee of the Board concerning salary increases for certain executive officers of the Company. Effective January 1, 2007, the annual base salary for the following executive officers shall be as follows:

Name	Title	2007 Base Salary
Joey A. Jacobs	Chairman, Chief Executive Officer and President	$1,250,000
William B. Rutherford	Chief Operating Officer	500,000
Jack E. Polson	Executive Vice President, Chief Accounting Officer	400,000
Brent Turner	Executive Vice President, Finance and Administration	400,000
Christopher L. Howard	Executive Vice President, General Counsel and Secretary	400,000

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.
Date: November 8, 2006	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, General Counsel and Secretary